International Fuel Technology, Inc. 10-K

EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In conjunction with the annual report on Form 10-K of International Fuel Technology, Inc. (the “Company”) for the period ended December 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”),

I, Jonathan R. Burst, the Chief Executive Officer of the Company certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)           The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 31, 2011	By:	/s/ Jonathan R. Burst
Jonathan R. Burst
Chief Executive Officer